UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2025 (December 19, 2024)

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2024 (the “Original Form 8-K”), on December 18, 2024 (the “Closing Date”), Banzai International, Inc., a Delaware corporation (“Banzai” or the “Company”), closed a merger (the “Merger”, the consummation of the Merger, the “Closing”) with ClearDoc, Inc., a Delaware corporation doing business as OpenReel (“OpenReel”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 10, 2024, by and among the Company, OpenReel, certain stockholders of OpenReel (the “OpenReel Stockholders”), and Banzai Reel Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Banzai (“Merger Sub”), that was formed solely for purposes of consummating the Merger. Upon Closing, the Merger Sub merged with and into OpenReel, with OpenReel being the surviving entity (the “Surviving Entity”) thereafter as a direct and wholly owned subsidiary of Banzai named “OpenReel, Inc.”

This Amendment to the Original Form 8-K is being filed to amend and supplement the Original Form 8-K, the sole purpose of which is to provide the financial statements required by Item 9.01(a), which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same.

Item 9.01 Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of OpenReel, which comprise the balance sheets as of December 31, 2023 and 2022, the related statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the audited financial statements, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited quarterly financial statements of OpenReel, which comprise the balance sheet as of September 30, 2024, the related statements of operations, members’ equity, and cash flows for the nine-month periods ended September 30, 2024 and 2023, and the related notes to the unaudited quarterly financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of and for the nine-month period ended September 30, 2024 and for the year ended December 31, 2023, and the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of CBIZ CPAs P.C.
99.1	Audited financial statements of OpenReel as of December 31, 2023 and 2022 and for the years then ended.
99.2	Unaudted financial statements of OpenReel as of September 30, 2024 and for the nine-month period ended September 30, 2024 and 2023.
99.3	Unaudited pro forma condensed combined financial statements as of and for the nine-month period ended September 30, 2024 and for the year ended December 31, 2023, and the related notes thereto
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2025

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer